EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Xiao Ping Zhang, Chief Executive Officer of SORL AUTO PARTS, INC., and Zong Yun Zhou, Chief Financial Officer of SORL AUTO PARTS, INC., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of SORL AUTO PARTS, INC. on Form 10-Q for the fiscal quarter ended March 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of SORL AUTO PARTS, INC.

Dated: May 16, 2011

/s/ Xiao Ping Zhang
Xiao Ping Zhang Chief Executive Officer

/s/ Zong Yun Zhou
Zong Yun Zhou
Chief Financial Officer